Filed Pursuant to Rule 497(a)

Registration No. 333-239775

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Subject: Launch: OWL ROCK Long 5yr
$500mm at T+ 412.5

Issuer/Ticker	Owl Rock Capital Corp ( OWLRCK )
Tenor	Long 5 Year
Total Size	$300mm
IPT	T + 425-437.5 bps
Ratings	Moody’s (Exp): Baa3/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+5 (July 23, 2020)
Coupon Type	Fixed
First Pay	January 15, 2021
Maturity Date	January 15, 2026
Optional Redemption	Make-Whole, 1 Month Par Call
Change of Control	Yes, 100% (See Red)
Book Runner(s)	Active: BofA (B&D); MUFG; SMBC; SunTrust
Use of Proceeds	Repayment of existing indebtedness under the SPV Asset Facility III, which matures on December 14, 2023.
Denominations	2,000 x 1,000
Sale into Canada	Yes, exemption

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The preliminary prospectus supplement dated July 16, 2020, together with the accompanying prospectus dated July 9, 2020, which have been filed with the Securities and Exchange Commission, contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Owl Rock Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322 or emailing dg.prospectus_requests@bofa.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.